UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2006 (September 30, 2006)

PRACTICEXPERT, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-30583	87-0622329
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23975 Park Sorrento Drive, No. 110, Calabasas, California 91302
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (818) 591-0081

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

This Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Item 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a)
On October 3, 2006, PracticeXpert, Inc. (the “Registrant”) terminated the engagement of Kabani & Company, Inc. (“Kabani”) as its registered public accounting firm effective as of September 30, 2006. The decision was approved by the Board of Directors of the Registrant. The report of Kabani on the Registrant’s financial statements for the years ended December 31, 2005 and December 31, 2004 contain a going concern opinion. During the Registrant’s years ended December 31, 2005 and December 31, 2004 and the subsequent interim periods preceding the termination, there were no disagreements with Kabani on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Kabani, would have caused Kabani to make reference to the subject matter of the disagreements in connection with its report on the financial statements for such years or subsequent interim periods.

The Registrant provided Kabani with a copy of this disclosure and requested that Kabani furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of Kabani’s letter of October 5, 2006, is filed as Exhibit 16 to this Current Report on Form 8-K.

(b)
On October 3, 2006, Spector & Wong, LLP (“Spector”) was engaged as the Registrant’s new independent registered public accounting firm. The decision was approved by the Board of Directors of the Registrant. During the two most recent fiscal years and the interim period preceding the engagement of Spector, the Registrant has not consulted with Spector regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s financial statements; or (ii) any matter that was either the subject of a disagreement or event identified in paragraph (a)(1)(iv) of Item 304 of Regulation S-B.

Item 9.01 Financial Statements and Exhibits.

Exhibit 16.1 Letter to SEC from Manning Elliott dated October 3, 2006.

[SIGNATURES PAGE FOLLOWS]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRACTICEXPERT, INC. (Registrant)

Date: October 5, 2006	By:	/s/ Hank Cohn
Hank Cohn, President / CEO